Exhibit 10.3
PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
AMENDMENT NO. 1 TO
PROFESSIONAL SERVICES AGREEMENT
This Amendment (this “Amendment”) is effective as of January 1, 2011 (the “Amendment Effective Date”), and is entered into by and between International Business Machines Corporation, a New York corporation with a primary business address of Armonk, New York 10504 USA (“IBM”), and athenahealth, Inc., a Delaware corporation with a primary business address of 311 Arsenal Street, Watertown, Massachusetts 02472 USA (“Athena”), for which IBM provides services under the Professional Services Agreement effective October 2, 2009, between such parties (the “PSA”).
WHEREAS, Athena and IBM are parties to the PSA;
WHEREAS, Athena and IBM now wish to amend the PSA as set forth herein;
NOW THEREFORE, the parties hereto agree as follows:
1.	Any capitalized terms used and not defined in this Amendment shall have the same meaning as defined in the PSA.

2.	The first sentence of Section 4(a) of the PSA is hereby deleted and replaced in its entirety with the following:

The initial term of this PSA (the “Initial Term”) shall commence as of the Effective Date and will continue until December 31, 2015, unless earlier terminated in accordance with the provisions of this PSA, with two-year automatic renewals to follow the Initial Term (collectively, the “Term”).

3.	The fourth paragraph of Section 2 of Schedule C to the PSA is hereby deleted and replaced in its entirety with the following:

While Athena will strive to provide the volumes necessary to support the annual Baseline Charges as reflected by the Baseline Charges amount in Exhibit C-2 (Annual Charges), Athena will commit to the annual Minimum Charges as reflected by Minimum Charges amount set forth in Exhibit C-2 (Annual Charges). If Athena fails to provide the volumes necessary to support such Minimum Charges, IBM will invoice for, and Athena will pay, an amount equal to the difference between the actual charges for a year and the Minimum Charges for such year. In recognition of this commitment from Athena, IBM will offer, for volumes delivered out of India, the tiered application of the Foreign Exchange (FX) and Economic Cost Adjustment (ECA) provisions set forth in Sections 7 and 8 of this Schedule C, respectively.

4.	Sections 7 and 8 of Schedule C to the PSA are hereby deleted and replaced it their entirety with the following:

7. Foreign Exchange

Subject to Section 6(b) of the PSA and as more fully described below, IBM will annually calculate and apply an adjustment to the billing rates in Exhibit C-1 (Baselines) based upon movements in the underlying currency rates, starting on January 1, 2011. IBM has established the billing rates as of the Effective Date based on the foreign exchange rates identified in the table below as Current Foreign Exchange Rate (CFER).
Athena / IBM Confidential

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

CFER
Service Location	Currency	1 $U.S. equivalent to:
India	India (Rupee)	47.72 INR

Philippines	Philippines (Peso)	47.55 Pesos
The actual foreign exchange rate (AFER) for the currency in question, as published in the New York Times as of October 15th of the previous calendar year, will be used to calculate the rate adjustment. A foreign exchange rate change percentage for each currency will be calculated as follows: ((CFER — AFER) / CFER).*
For example, if the AFER for India published in the New York Times as of October 15, 2010, equals 50.60 INR to 1 USD, the rate adjustment for 2011 would be calculated as follows: *
8. Economic Cost Adjustment (ECA)
For purposes of pricing under this Schedule C and to reflect changes in the cost of living, the economic indices set forth below will be used for calculating annual economic cost adjustment for each of the Services, based on its location of delivery, beginning January 1, 2011.

Service Location	Source
India	Consumer Price Index for All-India Urban Non-Manual Employees (UNME) as published by the Government of India, Ministry of Statistics and Programme Implementation (http://mospi.nic.in/mospi_cpi.htm) (India Price Index)

Philippines	Monthly Consumer Price Index for All Income Households in the National Capitol Region (NCR) by Commodity Group, All Items, as published by Philippines National Statistics Office
http://www.census.gov.ph/data/sectordata/datacpi.html (Philippines National Capital Region Price Index)

United States	“Employment Cost Index for total compensation, for private industry workers” for the “Service Occupations” occupational group (not seasonally adjusted) published by the United States Bureau of Labor Statistics found at the following web site http://www.bls.gov/news.release/eci.t05.htm
If one of the above sources stops publishing the referenced index or substantially changes its content and format, the Parties may substitute another comparable index published by a mutually agreeable source.
Beginning in 2011, IBM will apply the ECA to monthly invoices beginning in January of each calendar year. No later than October 31 of each year, IBM will calculate and communicate to Athena the ECA that IBM will apply to invoices during the following calendar year. IBM will calculate the ECA based on the percent increase in the applicable index between the previous two Septembers or over the closest rolling twelve-month period available at the time of calculation, rounded to the nearest one hundredth of one percent (the “ECA Factor”). *
The ECA in each calendar year shall be determined as follows:
Adjusted Rate = Prior Rate x (1 + ECA Factor), where “Adjusted Rate” means the particular rate for a Service for the calendar year for which the cost of living adjustment is being computed, and “Prior Rate” means the applicable “2009/2010 Rate” for that Service set forth in Exhibit C-1, as such Rate has been adjusted for ECA and foreign exchange adjustment (if any). *
Athena / IBM Confidential

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
For example for services performed out of India, if the applicable US Index for September 2009 is 180, the applicable US index for September 2010 is 182.6, and the applicable US index for September 2011 is 185, the ECA Factor for 2011 would be *
Each month, IBM will invoice Athena using the greater than or equal to ninety-five percent (>=95%) volume tier for Indian Services as set forth in Table 2 below. The actual total invoiced amount for a quarter (including Manila volumes, billed at the full ECA and FX rate) will be compared against the Quarterly Baseline Spend for such quarter as set forth in Table 1 below.
TABLE 1

	Q1 Baseline	Q2 Baseline	Q3 Baseline	Q4 Baseline
Year	Spend	Spend	Spend	Spend	Total
2011	*	*	*	*	*
2012	*	*	*	*	*
2013	*	*	*	*	*
2014	*	*	*	*	*
2015	*	*	*	*	*
This comparison will be expressed as a percentage and will determine, according to Table 2 below, the revised pricing IBM will use to calculate and include in the third monthly invoice of each quarter any charges Athena may have incurred for delivering less than 95% of the relevant quarter’s baseline spend. IBM will apply these additional quarterly charges to volumes of work delivered in the given quarter out of India only, as IBM will always bill Athena 100% FX and ECA at all volume tiers for work conducted out of the Philippines.
TABLE 2

Volume Tier	Band
*	*
*	*
*	*
*	*
*	*
*	*
*
5.	Exhibit C-2 to Schedule C to the PSA is hereby deleted and replaced in its entirety with the following table:
Athena / IBM Confidential

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.

Exhibit C-2: Annual Charges.
	2009	2010	2011	2012	2013	2014	2015
Baseline Charges	*	*	*	*	*	*	*
Minimum Charges	*	*	*	*	*	*	*
6.	The first paragraph of Section 9 of Schedule C to the PSA is hereby deleted and replaced in its entirety with the following:

In the event of termination for convenience by Athena in accordance with Section 4(b) of the PSA, IBM will invoice Athena the applicable termination charges for convenience on the effective date of the termination as set forth in Exhibit C-3 (Termination Charges for Convenience).

7.	Exhibit C-3 to Schedule C to the PSA is hereby deleted and replaced in its entirety with the following table:
Exhibit C3 — Termination Charges for Convenience

	Termination Charges			Termination Charges			Termination Charges
Month	for Convenience		Month	for Convenience		Month	for Convenience
*			*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*	*	$—
*	$	*	*	$	*
*	$	*	*	$	*
*	$	*	*	$	*
*	$	*	*	$	*
*	$	*	*	$	*
*	$	*	*	$	*
*	$	*	*	$	*
*	$	*	*	$	*
8.	Except as set forth above, the PSA shall remain unchanged and in full force and effect.
Athena / IBM Confidential

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE EXCHANGE ACT; [*] DENOTES OMISSIONS.
The PSA, as modified by this Amendment, including its attachments and exhibits (if any), is the entire agreement and expresses the complete understanding of the Parties with regard to the subject matter herein and may not be modified, amended, or waived except as provided in the PSA.
In witness whereof, the Parties have executed this Amendment as of the Amendment Effective Date.
International Business Machines Corporation athenahealth, Inc.

By:	/s/ Atul Mori Name: Atul Mori	By:	Timothy M. Adams Name: Timothy M. Adams
	Title: Delivery Exec		Title: SVP and CFO

Date: 3/11/11		Date: 3/11/11
Athena / IBM Confidential